METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2013

DAVIS VENTURE VALUE PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Fund”) has approved a change of subadviser for the Davis Venture Value Portfolio (the “Portfolio”) from Davis Selected Advisers, L.P. (“Davis”) to Wellington Management Company, LLP (“Wellington Management”) to be effective on or about February 3, 2014, pursuant to a new subadvisory agreement between the Fund’s investment adviser, MetLife Advisers, LLC, and Wellington Management. Effective on or about February 3, 2014, the name of the Portfolio will change to WMC Core Equity Opportunities Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Summary Prospectus to Davis will change to Wellington Management. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Davis in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Summary Prospectus are effective on or about February 3, 2014:

The disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.

The Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.73%	0.98%	0.88%
Fee Waiver*	(0.11%)	(0.11%)	(0.11%)

Net Operating Expenses	0.62%	0.87%	0.77%

*	Restated to reflect that MetLife Advisers, LLC (“MetLife Advisers”) has contractually agreed, for the period on or about February 3, 2014 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.630% for the first $500 million of the Portfolio’s average daily net assets, 0.605% for the next $500 million, 0.580% for the next $3.5 billion and 0.555% for amounts over $4.5 billion. In addition, MetLife Advisers has agreed, for the period from on or about February 3, 2014 through April 30, 2014, to waive a portion of the Management Fee reflecting a portion of the savings from the application of a discount to the aggregate subadvisory fees payable by MetLife Advisers to Wellington Management that is calculated when the assets of the Portfolio are aggregated with those of certain other portfolios. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

The disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$64	$223	$396	$899
Class B	$89	$303	$533	$1,196
Class E	$79	$271	$479	$1,078

The disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management “), subadviser to the Portfolio, utilizes an investment approach in managing the Portfolio that seeks to provide total returns in excess of the broader market as represented by the Russell 1000® Index over the long term by identifying companies that are expected to consistently return cash to shareholders in the form of a growing dividend. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.

The investment process that Wellington Management uses to manage the Portfolio is based on the belief that above-average growth in dividends is an effective and often overlooked indicator of high quality, shareholder-oriented companies that produce consistent, above-average returns over time with lower volatility than the broad market. In order to grow dividends, Wellington Management believes companies need to produce not only growth in reported earnings, but also growth in free cash flow, which requires prudent management of balance sheet accruals as well as margins. In Wellington Management’s view companies also need to allocate free cash flow effectively by reinvesting capital selectively and returning excess capital to shareholders. Historically, companies which have returned excess capital to shareholders via dividends have produced higher returns on capital over time. Wellington Management believes that a portfolio of high-quality stocks with superior prospects for dividend growth, selling at reasonable valuation levels, can produce superior total returns over time.

Leveraging the firm’s global industry analysts, the portfolio manager focuses on identifying high-quality companies that have the ability, propensity, and commitment to return capital to shareholders in the form of a growing dividend. From a financial perspective, the approach seeks to identify companies with a below average debt-to-capital ratio relative to their industry, higher than average and improving returns on capital, modest reinvestment needs, positive balance sheet trends, and free cash flow conversion. The unifying characteristic among the companies held in the Portfolio will be quality cash flow characteristics. Importantly, the portfolio manager also pays close attention to insider activity and management compensation schemes in order to judge the proper alignment of shareholder interests with those of the senior executives.

High-quality companies that meet Wellington Management’s dividend and valuation criteria are ranked on a similar basis. While dividend growth is an important focus of Wellington Management’s investment process, capital appreciation is also considered in determining the attractiveness of the valuation for each security. In order to evaluate each company, all stocks are rated on the basis of upside return potential relative to downside risk over a 12 to 24 month period based on the portfolio manager’s fundamental and qualitative analysis of each company. The portfolio manager monitors the risk/reward profile of each stock, but the most important driver of purchase and sale decisions is the potential for dividend growth and the fundamentals that support that analysis.

The disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks”: Financial Services Risk and Focused Investment Risk.

The following disclosures are added at the end of the section entitled “Principal Risks”:

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

The disclosure in the first paragraph of the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective on or about February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser. Effective on or about February 3, 2014, the Russell 1000 Index replaced the S&P 500 Index as the primary benchmark of the Portfolio, and the S&P 500 Index became the secondary benchmark. These benchmark changes were made because the Russell 1000 Index more precisely reflects the market in which the Portfolio invests.

The Average Annual Total Return table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2012
	1 Year	5 Years	10 Years
Class A	12.86%	-0.58%	6.56%
Class B	12.62%	-0.83%	6.30%
Class E	12.70%	-0.74%	6.40%
Russell 1000 Index (reflects no deduction for mutual fund fees or expenses)	16.42%	1.92%	7.52%
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	16.00%	1.66%	7.10%

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Wellington Management Company, LLP (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Manager. Donald J. Kilbride, Senior Vice President and Equity Portfolio Manager of Wellington Management, has managed the Portfolio since February 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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